Exhibit 10.4 (ii)
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                                                       ACCLAIM ENTERTAINMENT
                                                       BNY - NOVEMBER 15, 1996
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Rosemnan                                       ROSENMAN & COLIN LLF
                                               575 MADISON AVENUE
                                               NEW YORK, N.Y. 10022-2365
                                               TELEPHONE: (212) 640-6600
                                               FACSIMILE: (212) 640-6770
                                               WEB SITE: http://www.rosenman.com

January 9, 1997

                                               WASHINGTON OFFICE
                                               1200 19th STREET. NW.
                                               WASHINGTON D. C  20025

                                               NEW JERSEY OFFICE
                                               ONE GATEWAY CENTER
                                               NEWARK N.J. 07102-9207

                                               SPECIAL COUNSEL
                                               DEBORAH S. ASCHHEIM
                                               (212) 940-6456
                                               E-MAIL ADDRESS
                                               deswschheim@roseman.com

BY HAND

Alan Kardon, Esq.
Otterbourg, Steindler,
 Houston & Rosen, P.C.
230 Park Avenue
New York, NY 10169-OO75

Re: Acclaim Entertainment Inc./BNY Financial Corporation

Dear Alan:

As you requested, enclosed are five (5) execution copies of the amendment to Credit Agreement dated November 15, 1996.

Cordially,
/s/ Deborah S. Aschheim
Deborah S. Aschheim

/mam
Enclosure
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                                        November 15, 1996


ACCLAIM ENTERTAINMENT, INC.
ACCLAIM DISTRIBUTION INC.
LJN TOYS, LTD.
ACCLAIM ENTERTAINMENT CANADA, LTD.
ARENA ENTERTAINMENT INC.
One Acclaim Plaza
Glen Cove, New York 11542-2708

                  Re:      Amendment to Credit Agreement

Gentlemen:

     Reference is hereby made to the Revolving Credit and Security Agreement, dated as of January 1,1993, by and among ACCLAIM ENTERTAINMENT, INC. ("AEI"), ACCLAIM DISTRIBUTION INC. ("ADI"), LJN TOYS, LTD. ("LJN"), ACCLAIM ENTERTAINMENT CANADA, LTD. ("Canada") and ARENA ENTERTAINMENT INC. ("Arena"; together with AEI, ADI, LJN and Canada, collectively the "Borrowers") and BNY RNANCIAL CORPORATION (the "Lender") as amended and restated on February 28, 1995 (as so amended and restated, and as thereafter further amended, the "Credit Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement

     The Borrowers have requested that the Lender make certain amendments to the Credit Agreement and the Lender has agreed to do so, subject to the terms and provisions contained herein.

     Accordingly, the Borrowers and the Lender agree that the Credit Agreement is hereby amended as follows:

     "6.18 Tax Refund Proceeds. Direct and cause all proceeds of any tax refund for any fiscal year of the Borrowers to be delivered directly to Lender, including by filing on or before November 19, 1996 Internal Revenue Form 2MB "Power of Attorney and Declaration of Representative" appointing Bernard Augen, Senior Vice
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President of Lender and a Certified Public Accountant to receive tax refund checks in accordance with line 6 of said Form 2848. In addition, AEI shall file Internal Revenue Form 8302 "Application for Electronic Funds Transfer (EFT) of Tax Refund of $1 Million or More", any similar form of any taxing authority1 and shall complete such form by indicating the bank account to which any tax refund will be wire transferred in accordance with the bank account information provided to AEI by Lender."

     Pursuant to that certain Waiver of Financial Covenant Non-Compliance and Amendment to Credit Agreement dated November 8, 1996 among Lender and the Borrowers, AEI covenanted and agreed with the Lender that, among other things, on or before November 18, 1996 ("Document Delivery Date"), AEI shall obtain from each of any Borrower's other institutional lenders, including, without limitation Midland, (i) waivers of any and all defaults under such Borrower's agreements with such institutional lenders and ('i) amendments to such agreements reflecting all financial projections heretofore furnished by AEI to the Lender and/or Midland, all of such waivers and amendments to be in form and substance satisfactory to the Lender. with respect to the request of AEI for a modification of the Document Delivery Date, the Borrowers and Lender hereby acknowledge, confirm and agree that the Document Delivery Date shall be November 27, 1996. The failure of any of the Borrowers to timely perform any agreement to be performed by it on or by the Document Delivery Date pursuant to this paragraph shall constitute an Event of Default under the Credit Agreement.

     Except as specifically set forth herein, no other changes or modifications to the Credit Agreement are intended or implied, and, in all other respects, the Credit Agreement shall continue to remain in full force and effect in accordance with its terms as of the date hereof. Except as specifically set forth herein, nothing contained herein shall evidence a waiver or amendment by the Lender of any other provision of the Credit Agreement.

     The terms and provisions of this agreement shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this agreement.

     This agreement may be signed in counterparts, each of which shall be an original and all of which taken together constitute one agreement In making proof of this agreement, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged

     This agreement sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein and supersedes any and all understandings, discussions, negotiations, correspondence, memoranda and agreements (whether written or oral) of the parties hereto with respect to the foregoing, all of which are hereby merged herein. This agreement cannot be

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changed, modified, amended or terminated except in a writing executed by the party to be charged.

                                            Very truly yours,

                                            BNY FINANCIAL CORPORATION

                                            By: /s/ Robert Grbic
                                               -------------------------------
                                               Robert Grbic
                                               Senior Vice President

ACKNOWLEDGED AND AGREED:

ACCLAIM ENTERTAINMENT, INC.
ACCLAIM DISTRIBUTlON INC.
LIN TOYS, LTD.
ARENA ENTERTAINMENT INC.

By: /s/ J. Mark Hattendorf
   -------------------------------


Title: Exec VP & CFO
      ----------------------------

ACCLAIM ENTERTAINMENT CANADA, LTD.

By: /s/ J. Mark Hattendorf
   -------------------------------

Title: Exec VP & CFO
      ----------------------------

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